CITY NATIONAL ROCHDALE FUNDS

CITY NATIONAL ROCHDALE FIXED INCOME OPPORTUNITIES FUND
Servicing Class (CNRZX)
Class N (RIMOX)

Supplement dated June 5, 2023, to the

Statutory Prospectus dated January 31, 2023, as amended

Effective immediately, the first paragraph in the “The Alcentra NY and Alcentra Limited Investment Selection Process” sub-section of the “More about the Funds - More about the Bond Funds - More about the Fixed Income Opportunities Fund” section of the Statutory Prospectus is deleted in its entirety and replaced with the following:

Together with Alcentra Limited, Alcentra NY (together, “Alcentra Group”) is responsible for the Fixed Income Opportunities Fund’s investments in U.S. and European CLO rated debt. Alcentra Group seeks to generate attractive risk-adjusted returns by investing predominantly in what Alcentra Group believes to be undervalued tranches of U.S. and European CLOs.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.